EXHIBIT 99.1


       [COMPANY LOGO APPEARS HERE]   BRIDGE
                                     CAPITAL
                                    HOLDINGS


                              INVESTOR PRESENTATION


                                   MARCH 2007


DANIEL P. MYERS                                         THOMAS A. SA
PRESIDENT                                               EXECUTIVE VICE PRESIDENT
CHIEF EXECUTIVE OFFICER                                 CHIEF FINANCIAL  OFFICER
BRIDGE CAPITAL HOLDINGS                                 BRIDGE CAPITAL HOLDINGS


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                            FORWARD LOOKING STATEMENT

CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND ARE SUBJECT TO THE SAFE HARBORS CREATED BY THAT ACT. FORWARD-LOOKING STATEMENTS DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS, AND ARE BASED ON CURRENTLY AVAILABLE INFORMATION, EXPECTATIONS, ASSUMPTIONS, PROJECTIONS, AND MANAGEMENT'S JUDGMENT ABOUT THE BANK, THE BANKING INDUSTRY AND GENERAL ECONOMIC CONDITIONS. THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED, SUGGESTED OR IMPLIED BY THE FORWARD LOOKING STATEMENTS.

THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (1) COMPETITIVE PRESSURES IN THE BANKING INDUSTRY; (2) CHANGES IN INTEREST RATE ENVIRONMENT; (3) GENERAL ECONOMIC CONDITIONS, NATIONALLY, REGIONALLY, AND IN OPERATING MARKETS;
(4) CHANGES IN THE REGULATORY ENVIRONMENT; (5) CHANGES IN BUSINESS CONDITIONS AND INFLATION; (6) CHANGES IN SECURITIES MARKETS; (7) FUTURE CREDIT LOSS EXPERIENCE; (8) THE ABILITY TO SATISFY REQUIREMENTS RELATED TO THE SARBANES-OXLEY ACT AND OTHER REGULATION ON INTERNAL CONTROL; (9) CIVIL DISTURBANCES OR TERRORIST THREATS OR ACTS, OR APPREHENSION ABOUT THE POSSIBLE FUTURE OCCURRENCES OF ACTS OF THIS TYPE; AND (10) THE INVOLVEMENT OF THE UNITED STATES IN WAR OR OTHER HOSTILITIES.

THE READER SHOULD REFER TO THE MORE COMPLETE DISCUSSION OF SUCH RISKS IN BRIDGE CAPITAL HOLDING'S ANNUAL REPORTS ON FORMS 10-K AND 10-Q ON FILE WITH THE SEC.


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


       [COMPANY LOGO APPEARS HERE]   BRIDGE
                                     CAPITAL
                                    HOLDINGS

                        FINANCIAL AND TRADING INFORMATION


                                Market:                       NASDAQ (Global Market)

o  Established May 2001         Symbol:                       BBNK

o  $722 Million in Assets       TSO:                          6,319,000

o  5 Yr CAGR Assets 49.4%       Market Cap:                   $129,154,000 (12-29-06)

o  2006 Net Inc = $8,634k       Avg Annual Vol:               Approx. 1.4 Million Shares (Approx. 22% TSO)

o  2006 ROAA = 1.42%            P/E: (on $20.44 @ 12-29-06)   Trailing: 16.09x

o  2006 ROAE = 19.34%                                         Q4'06:    14.60x

                                Recent Price History:         3-2-07  52Wk:  High    Low
                                                              ______        ______  ______
                                                              $21.34        $22.98  $18.99


REGISTRAR & TRANSFER AGENT    CORPORATE COUNSEL        INDEPENDENT ACCOUNTANT
__________________________    _____________________    ________________________
American Stock Transfer       Bingham McCutchen LLP    Vavrinek Trine & Day LLP


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                             STRATEGIC POSITIONING

                          [COMPANY LOGO APPEARS HERE]

                                  BRIDGE BANK

                          A business banking franchise

                                  that is the

                      PROFESSIONAL BUSINESS BANK OF CHOICE

                     for small, middle-market, and emerging

                    technology companies in Silicon Valley,

                          California, and the Nation.


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                                  OUR APPROACH

EXPERIENCE                    o Experienced Board & Executives
                              o Fundamental Business Banking Strategy
                              o Focused Business Plan
    +                         o Ability to Recruit Top-Tier Bankers
                              o Strategic Vendor Alliances
                              o Scalable Systems & Business Lines

OPPORTUNITY                   o Attractive SV/SCC Demographics
                              o Compelling Bank Market Opportunity
    +

EXECUTION                     o Disciplined Execution

                              o Superior Net Interest Margin
    =                         o Good Revenue Growth
                              o Peer Level Efficiency
 RESULTS                      o Excellent Asset Quality
                              o Strong ROA & ROE
                              o Good Earnings Growth

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                             BRIDGE BANK MILESTONES

2000
   JULY        FILED APPLICATION FOR NATIONAL CHARTER
   NOVEMBER    CHARTER APPROVED

2001
   FEBRUARY    IPO APPROVED; TARGET $15 M
   APRIL       $19.1 M IPO CLOSED ($5.00/SH)
   MAY         BANK OPENED IN SANTA CLARA

2002
   JANUARY     PALO ALTO BRANCH OPENED
   FEBRUARY    SBA DIVISION LAUNCHED
   JUNE        $14.4 M SECONDARY OFFERING CLOSED ($6.50/SH)
   JULY        CAPITAL FINANCE DIVISION LAUNCHED
   DEC         PROFITABILITY ACHIEVED

2004
   MARCH       SAN JOSE MAIN OFFICE OPENED
   OCTOBER     BRIDGE CAPITAL HOLDINGS FORMED
               INTERNATIONAL DIVISION LAUNCHED
   DECEMBER    HEADQUARTERS MOVED TO SAN JOSE
               $12M TRUST PREFERRED OFFERING CLOSED

2005
   JANUARY     EAST BAY LPO OPENS
   APRIL       TECHNOLOGY BANKING DIVISION LAUNCHED

2006
   JANUARY     DALLAS, TX TECH LPO OPENED
   FEBRUARY    REDWOOD CITY CONSTRUCTION LPO OPENED
   MARCH       $5 M TRUST PREFERRED OFFERING CLOSED
   MAY         'SMART DEPOSIT EXPRESS' REMOTE DEPOSIT
   JULY        BBNK ADDED AS GROWTH STOCK TO RUSSELL INDEX
   NOV         RESTON, VA TECH LPO OPENED

2007
   FEB         EXPANDED SACRAMENTO LPO
   MAR         NASDAQ GLOBAL MARKETS LISTING


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                      EXPERIENCED BOARD AND EXECUTIVE TEAM
                                                                   # YRS BANKING
NAME                POSITION             PRIOR BANK                 EXPERIENCE
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BOARD:
_______________
ALLAN KRAMER, M.D.  CHAIRMAN             SILICON VALLEY                  20
BARRY TURKUS        FINANCE CHAIR        SILICON VALLEY                  20
DAVE CAMPBELL       LOAN CHAIR           GREATER BAY                     41
TOM QUIGG           COMP CHAIR           BANK AMERICA                    43
RICH BRENNER        AUDIT CHAIR                                           6
OWEN BROWN                                                                2
BOB LATTA                                                                 3

EXECUTIVE TEAM:
_______________
DAN MYERS           CEO/DIRECTOR         HTBK,GBBK                       24
BOB GIONFRIDDO      EVP/DIRECTOR         HTBK,SIVB,PLAZA                 38
TOM SA              CAO/CFO              CCBN                            16
TIM BOOTHE          COO                  HTBK,CMA,PLAZA                  16
KEN SILVEIRA        CTO                  HTBK,BOFA                       37


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                       OPERATING DIVISIONS AND LEADERSHIP

DIVISION                        MANAGER                 PRIOR BANK    &  TITLE
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CORPORATE BANKING               EMILY RUVALCABA         GREATER BANK      EVP

SPECIALTY MARKETS               BOB GIONFRIDDO          HERITAGE          EVP
                                JEFF WHALEN             GREATER BAY       SVP

CONSTRUCTION                    KIM RYSYK               COMERICA          SVP
                                MARK SCHOENSTEIN        GREATER BAY       SVP

PALO ALTO BRANCH                JESSE GARCIA            HERITAGE          SVP

SBA (2LPO'S, 4 SALES OFFICES)   RALPH BARNETT           GREATER BAY       EVP

CAPITAL FINANCE                 LEE SHODISS             SILICON VALLEY    SVP

INTERNATIONAL                   JEANNIE KAO             SILICON VALLEY    SVP

EAST BAY (CORPORATE LPO)        MICHAEL HENGL           WALNUT CREEK      VP

TECHNOLOGY BANKING              MIKE FIELD              SILICON VALLEY    EVP
                                ED LAMBERT              COMERICA          SVP

TREASURY/CASH MGMT              TOM HOFFMAN             COMERICA          SVP

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


                         OUR MARKET: SANTA CLARA COUNTY/
                                  SILICON VALLEY

   KEY STATISTICS                              FACTS OF INTEREST

o  Population: 1,753,027.                   o  Key Industries:  Software,
                                               semiconductors, international
o  Per Capita Income:  $43,377.                trade, business services,
                                               venture capital.
o  Avg Household Income:
   $128,740.                                o  Workers are 2.5 times more
                                               productive than US average.
o  Total Employement:  775,300.
                                            o  Generates 10% of all US Patents.
o  Pay per Employee:  $120,977.
                                            o  Consistently Captures 33%+ of
o  Jobless rate:  5.0%                         all US venture capital financing.

o  Total Bank Deposits:  $49 b.             o  Engine of business formation
                                               23,000 NET new firms since bust
o  San Jose 10th Largest City in US.           of 2000.


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                             A GROWING LOCAL MARKET
                             FOR FEWER LOCAL BANKS




   Santa Clara County Commercial        Number of Commerical Banks < $1b
         Bank Deposits                    Headquartered in Santa Clara
                                                    County



                              [GRAPH APPEARS HERE]



Source: FDIC

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                         SIGNIFICANT MARKET OPPORTUNITY
                          FOR PROPERLY POSITIONED BANK


% DEPOSITS
SANTA CLARA COUNTY                             Source: FDIC; as of June 30, 2006



                              [GRAPH APPEARS HERE]






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                              BALANCE SHEET GROWTH



                              [GRAPH APPEARS HERE]



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DIVERSIFICATION OF                                      FOCUS ON CORE
LENDING ACTIVITY                                        FUNDING SOURCES



[PIE CHART APPEARS HERE]                                [PIE CHART APPEARS HERE]



    LOANS                                                  DEPOSITS


                                  (@ 12-31-06)

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                                 REVENUE GROWTH


                              [GRAPH APPEARS HERE]

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                          DIVERSIFIED REVENUE SOURCES


                            [PIE CHART APPEARS HERE]



                                    FY 2006


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NET INTEREST MARGIN                             EFFICIENCY RATIO


[GRAPH APPEARS HERE]                            [GRAPH APPEARS HERE]



ASSET QUALITY
NET CHARGE-OFF (RECOVERY) / AVG LOANS           LOAN TO DEPOSIT RATIO


[GRAPH APPEARS HERE]                            [GRAPH APPEARS HERE]



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RETURN ON ASSETS                                RETURN ON EQUITY



[GRAPH APPEARS HERE]                            [GRAPH APPEARS HERE]





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                               NET INCOME AND EPS


                              [GRAPH APPEARS HERE]



                            Earnings per Share (FD)

                                     Annual

         2003: $0.53      2004: $0.46      2005: $0.85      2006: $1.27

        DTA* = Deferred Tax Asset of $1.9 Million Recognized at 12-31-03



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[Back Page]


Most Bankers get excited               "BRIDGE BANK
about financial statements.             helped us grow
                                        by 27%
At Bridge Bank,                         over the past
THIS is the kind of                     two years."
financial statement
that excites us.


                          [COMPANY LOGO APPEARS HERE]
                                  BRIDGE BANK

                    THE SMARTER CHOICE IN BUSINESS BANKING.

      SANTA CLARA * SAN JOSE * PALO ALTO * SACRAMENTO * SAN DIEGO * FRESNO

                    PHONE: 1-866-BRDGBNK WWW.BRIDGEBANK.COM

                                   THANK YOU!




[Front Page}


One of the Nation's                     Now Serves
fastest growing                         fast
banks                                   growing
                                        technology
                                        companies


                          [COMPANY LOGO APPEARS HERE]
                                  BRIDGE BANK

          THE SMARTER BANKING CHOICE FOR GROWING TECHNOLOGY COMPANIES.

525 UNIVERTISY AVENUE, SUITE 103                            55 ALMADEN BOULEVARD
PALO ALTO, CA 94201                                         SAN JOSE, CA 95112
PHONE: 650-566-9200                                         PHONE: 408-422-2500

PHONE: 1-866-BRDGBNK                                        WWW.BRIDGEBANK.COM

THANK YOU!

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